Acquisitions (Q3)	9 Months Ended
Jun. 30, 2020
Acquisitions [Abstract]
Acquisitions
4.	Acquisitions

The Company completed no acquisitions in the nine months ended June 30, 2020. The Company completed one and four acquisitions for the three and nine months ended June 30, 2019, respectively.

On December 1, 2018, the Company purchased The Slalom Shop, LLC (‘‘Slalom Shop’’), a Texas boat retailer comprised of two stores. The acquisition expands the Company’s presence in the state of Texas, expands the Company’s product offering and strengthens its market share in a top boating market. The purchase price was $7.9 million with $1.6 million paid at closing, $5.1 million due to seller note payable which was paid in full during fiscal year 2019, and $1.3 million financed through a note payable to the seller bearing interest at a rate of 5.0% per year. The note is payable in one lump sum three years from the closing date, with interest payments due quarterly.

On February 1, 2019, the Company purchased Ocean Blue Yacht Sales (‘‘Ocean Blue’’), a Florida boat retailer comprised of three stores. The acquisition expands the Company’s presence on the east coast of Florida, expands the Company’s product offering and strengthens the Company’s market share in a top boating market. The purchase price was $10.7 million, with $8.7 million paid at closing ($8.5 million financed by long-term debt), and $1.9 million financed through a note payable to the seller bearing interest at a rate of 5.0% per year. The note is payable in one lump sum three years from the closing date, with interest payments due quarterly.

On February 1, 2019, the Company purchased Ray Clepper, Inc. d/b/a Ray Clepper Boat Center (‘‘Ray Clepper’’), a South Carolina boat retailer comprised of a single location. The acquisition expands the Company’s presence in South Carolina, expands the Company’s product offering and strengthens the Company’s market share in a top boating market. The purchase price was $0.3 million, paid at closing.

On May 1, 2019, the Company purchased Caribee Boat Sales and Marina, Inc. (“Caribee”), a Florida boat retailer and storage facility comprised of a single store. The acquisition expands the Company’s presence in the state of Florida, expands the Company’s product offering and strengthens its market share in a top boating market. The purchase price was $10.3 million ($10.3 million finance by long-term debt) and includes both the retail boat operations and the related real estate.

The table below summarizes the fair values of the assets acquired at the acquisition date, including the goodwill recorded as a result of these transactions.

($ in thousands)	Three Months ended June 30, 2019	Nine Months Ended June 30, 2019
Prepaid expenses	$38	$164
Accounts receivable	101	236
Inventory	4,406	31,701
Property and equipment	7,000	7,037
Identifiable intangible assets	1,860	9,852
Goodwill	1,860	9,947
Liabilities assumed	(4,932)	(29,717)
Total purchase price	$10,333	$29,220